Second Quarter 2009 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer, and Treasurer Exhibit 99.2 July 30, 2009

1 Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial condition; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). DPL’s earnings per share is prepared in accordance with GAAP and represent the company’s earnings per share as reported in DPL’s financial statements filed with the Securities and Exchange Commission. Adjusted earnings per share is a non-GAAP financial measure. DPL’s management believes that adjusted earnings per share information is relevant and useful information to our investors as this measure excludes certain one-time items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Adjusted earnings per share is not a substitute for measures determined in accordance with GAAP, and may not be comparable to adjusted earnings per share amounts reported by other companies. This presentation includes a reconciliation of the non-GAAP financial measure of adjusted earnings per share to the comparable GAAP financial measure of earnings per share, as well as a reconciliation of the non-GAAP financial measure of total liquidity to the comparable GAAP financial measure of cash and cash equivalents.

3 Regulatory Update Received approval from Public Utilities Commission of Ohio (PUCO) regarding DP&L’s electric security plan (ESP) on June 24, 2009. Implemented the Transmission Cost Recovery Rider on June 1, 2009. Amended AMI / Smart Grid plan expected to be filed in August 2009.

4 2nd Quarter 2009 Financial Highlights Adjusted diluted earnings per share (Non-GAAP)(1) Q2 2009: $0.37 Q2 2008: $0.34 Retail Sales Volume Q2 2009 retail sales volume declined 8% compared to 2008. Anticipate full year 2009 retail sales volume to be 6% lower than 2008. 2nd Quarter Average AEP-Dayton Hub Prices ($/mwh) 2009 2008 Variance On-Peak $36 $76 -53% Off-Peak $27 $41 -34% (1) There were no adjustments to Q2 2009 GAAP earnings of $0.37 per share. A reconciliation to Q2 2008 GAAP earnings of $0.41 per share is included on page 9 of this presentation. The table above is a market snapshot and reflects the average on and off peak day ahead prices for the AEP-Dayton Hub pricing point in PJM for the 2nd Quarter 2009 and 2008, respectively.

5 • Plant Performance • Estimated EPS Impact from Significant Generation Outages Generation Output (GWH) Q2 2009 Q2 2008 Total Baseload Coal 3,632 3,588 Other Generation 19 93 Total 3,651 3,681 Note: O.H. Hutchings is excluded from Total Baseload Coal and included in Other Generation 2nd Quarter 2009 Operational Highlights Generation Station Q1 2009 Est. Q2 2009 Est. Q3 2009 Est. Total Est. Zimmer (0.03) (0.04) 0.03 (0.04) Conesville - (0.01) (0.01) (0.02) Total Outage Impact (0.03) (0.05) 0.02 (0.06)

6 Coal Optimization Q2 2009 gains on coal sales of approximately $14 million Projected annual gains on coal sales: 2009: $65 million 2010: $20 million 100% Hedged for Committed Burn through 2010 2nd Quarter 2009 Operational Highlights (continued)

7 Strong Investment Credit Ratings DPL Inc.(a) DP&L(b ) Outlook Effective Moody's Investors Service Baa1 A1 Stable June 2009 Standard & Poor's Corp. BBB+ A Stable April 2009 Fitch Ratings BBB+ A+ Positive April 2008 (a) Credit rating relates to DPL's Senior Unsecured debt. (b) Credit rating relates to DP&L's Senior Secured debt. • Continued improvement to the company’s overall financial and risk profile. • Moody’s raised its issuer credit rating on DPL Inc. and The Dayton Power and Light Company (DP&L) from A3 to A2.

Second Quarter 2009 Financial Results July 30, 2009

9 Adjusted Earnings Per Share (Non-GAAP) For the Three Months Ended June 30, 2009 and 2008 Non-GAAP Earnings Per Share Reconciliation Three Months Ended June 30, 2009 2008 Diluted earnings per share (GAAP) $0.37 $0.41 Adjustments: Ohio tax settlement ---- (0.07) Adjusted diluted earnings per share (Non-GAAP) $0.37 $0.34

10 Financial Results – Gross Margin For the Three Months Ended June 30, 2009 and 2008 • Gross margin decreased $2.3 million to $222 million for the 2nd quarter 2009. • Key drivers of lower gross margin were: – 8% reduction in retail sales volume due to economic conditions; – Lower average wholesale prices; and – Increased fuel costs due to higher average fuel prices; Partially offset by – Higher retail rates due to the continued recovery of environmental costs; – Impacts of the transmission cost recovery rider; – Increased gains on coal sales; and – Decreased purchased power costs due to lower volumes and lower average market prices.

11 Financial Results - Other For the Three Months Ended June 30, 2009 and 2008 Additional 2nd Quarter 2009 Earnings Drivers (a) O&M Higher plant production costs; Increase to the Universal Service Fund rate rider for assistance to low-income retail customers; and Increase in employee benefit expenses. (b) Other Operating Expenses Lower general taxes due to lower property tax accruals. (c) Interest Expense Lower interest expense due to the redemption of long-term debt. (d) Income Taxes Higher income taxes primarily due to the settlement of the Ohio Franchise Tax issues in 2008; partially offset by a Lower effective tax rate reflecting the phase-out of the Ohio Franchise Tax. For the Three Months Ended June 30, $ in millions 2009 2008 Gross Margin $222.0 $224.3 Operating expenses Operation and maintenance 75.5 69.8 (a) Other operating expenses 64.6 68.9 (b) Total operating expenses 140.1 138.7 Operating income 81.9 85.6 Other income / (expense), net Investment income 0.1 0.9 Interest expense (19.4) (25.0) (c) Other income / (deductions) (0.9) 0.2 Total other income / (expense), net (20.2) (23.9) Earnings before income tax 61.7 61.7 Income tax expense 19.6 14.1 (d) Net Income $42.1 $47.6

Liquidity, Cash Flow and Capital Outlook July 30, 2009

13 As of July 23, 2009 $140 million drawn on the combined $320 million revolvers as of July 23, 2009. Anticipate minimal to no borrowings outstanding on the combined revolvers at the end of 2009. Liquidity and Cash Flow (1) The total liquidity measure is a non-GAAP financial measure. The most directly comparable financial measure for liquidity is cash and cash equivalents. Total Liquidity ($ in millions) Cash and Cash Equivalents $31.8 Restricted Funds 7.9 Short-term Investments 5.0 Total 44.7 Available Credit from $220M Revolver 80.0 Available Credit from $100M Revolver 100.0 Total Liquidity as of July 23, 2009 (1) $224.7

14 2009 - 2011 Capital Outlook Construction Additions ($ in millions) Total 2009 to 2011 construction additions estimated to be $500 million. $0 $50 $100 $150 $200 $250 $300 $350 2007A 2008A 2009E 2010E 2011E

2009 – 2010 Earnings Guidance July 30, 2009

16 2009 Earnings Guidance Revised 2009 earnings guidance tightened Previous guidance: $2.00 to $2.30 per share Current guidance: $2.00 to $2.20 per share Current 2009 earnings guidance reflects: 6% decline in total annual retail sales and Lower market prices for power

17 • 2010 earnings guidance of $2.35 to $2.60 per share 2010 Earnings Guidance and Key Assumptions Economic Impact • Retail sales are flat to 2009 • Wholesale sales: 2,600 – 3,000 gWh • AEP Dayton Hub on-peak power pricing: $47/mWh • 3% increase in O&M expense, excluding energy efficiency costs • Coal optimization benefits of $20M • Continued recovery of environmental costs of $35M • Implementation of fuel clause • Projected generation output of 16,000 – 16,500 gWh • Purchased power volume of 1,200 – 1,600 gWh Cost Control Plant Performance and Purchased Power Regulatory and Other